UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2004

SCHUFF INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22715	86-1033353

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1841 W. Buchanan Street, Phoenix, AZ	85009

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (602) 252-7787

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4. 01 Changes In Registrant’s Certifying Accountant.

     On September 8, 2004, Schuff International, Inc. (the “Company”) notified Deloitte & Touche LLP (“Deloitte”) of its decision to dismiss Deloitte as its independent registered public accounting firm. McGladrey & Pullen, LLP (“McGladrey”) has been selected to replace Deloitte as its independent registered public accounting firm, subject to completion of McGladrey’s customary client acceptance procedures. The decision to dismiss Deloitte and to select McGladrey, which was made to reduce the costs of compliance with SEC accounting rules, was approved by the Company’s Audit Committee of the Board of Directors on September 3, 2004 and subsequently approved by its Board of Directors with an effective date of September 8, 2004.

     Deloitte’s audit reports on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2003 and December 31, 2002, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte’s independent auditors’ report on the Company’s 2002 financial statements contained an explanatory paragraph relating to a change in method of accounting for goodwill and other intangible assets with infinite lives as required by Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” which was effective January 1, 2002.

     During the Company’s two most recent fiscal years and in the subsequent interim period through September 8, 2004, the Company did not have any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports; except that, in performing its review of the Company’s consolidated financial statements for the quarterly report on Form 10-Q for the quarter ended September 30, 2003, Deloitte had a disagreement with management over the Company’s accounting for a significant construction contract. Subsequently, management recorded an adjustment to reduce revenues by $1,250,000, which is reflected in its quarterly report on Form 10-Q for the quarter ended September 30, 2003 as a significant audit adjustment. As a result of recording the adjustment, the disagreement was resolved to the satisfaction of Deloitte.

     The Company’s Audit Committee has discussed with Deloitte the subject matter relating to the disagreement discussed in the preceding paragraph. The Company has authorized Deloitte to respond fully to the inquiries of McGladrey concerning all matters involving the Company, including the subject matter relating to the disagreement discussed in the preceding paragraph.

     The Company has provided Deloitte with a copy of this Item and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree. A letter from Deloitte to that effect is attached to this report as Exhibit 16.1.

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Item 4. 01 Changes In Registrant’s Certifying Accountant.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-16.1

Item 9.01 Financial Statements and Exhibits

     (a) None

     (b) None

     (c) Exhibits

Exhibit Number	Description
16.1	Letter of Deloitte & Touche LLP regarding change in certifying accountant

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHUFF INTERNATIONAL, INC.
Date: September 14, 2004	/s/ Michael R. Hill
Michael R. Hill
Vice President and Chief Financial Officer

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